                                                                     Exhibit 4.1

    TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY.

NUMBER                              [LOGO]                             SHARES


     ZAP.COM CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY


COMMON STOCK                    SEE REVERSE FOR CERTAIN COMMON STOCK DEFINITIONS
                                AND RESTRICTIVE LEGEND CUSIP NO.


THIS CERTIFIES THAT


is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE, $.001 PER SHARE OF THE COMMON STOCK OF

                               ZAP.COM CORPORATION

(hereinafter called the "Corporation") transferable on the books of the Corporation by said holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Restated Articles of Incorporation and Amended and Restated By-Laws and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

DATED

[Signature]                [SEAL]               [Signature]

SECRETARY                                       PRESIDENT AND CHIEF EXECUTIVE
                                                  OFFICER

COUNTERSIGNED AND REGISTERED:

         AMERICAN STOCK TRANSFER & TRUST COMPANY

                  (NEW YORK, NY)                TRANSFER AGENT AND REGISTRAR

                                                AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM              - as tenants in common
TEN ENT -            - as tenants by the entireties (Cust) (Minor)
JT TEN               - as joint tenants with right of survivorship and not
                       as tenants
UNIF GIFT MIN ACT    - Custodian under Uniform Gifts to Minors in common
                       Act ___________________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
SHARES OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________________


                                              X _______________________________
                                              NOTICE: THE SIGNATURE TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE
                                              OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.


                                              X _______________________________
                                              NOTICE: THE SIGNATURE TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME AS WRITTEN UPON THE FACE
                                              OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

                               ZAP.COM CORPORATION
                                 READ CAREFULLY

ZAP.COM Corporation (the "Corporation") will furnish to any stockholder, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock authorized to be issued and the designation, relative rights, preferences and limitations of each series of Preferred Stock so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series. Any such request may be addressed to the Corporation or to the Transfer Agent.
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KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED
OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.